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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/ Preliminary Information Statement [PRELIMINARY FILING REQUIRED UNDER RULE 14C-5]
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
/ /  Definitive Information Statement

                     STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
                           THE TARGET PORTFOLIO TRUST
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

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   (Name of Person(s) Filing Information Statement, if other than Registrant)

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     and 0-11

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    (3) Per unit price or other underlying value of transaction computed
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        filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
              STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
                           THE TARGET PORTFOLIO TRUST
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                              -------------------

                             INFORMATION STATEMENT
                                JANUARY 2, 2004
                              -------------------

TO THE SHAREHOLDERS:

    On May 28, 2003, at a regular meeting of the Board of Trustees of Strategic Partners Style Specific Funds and The Target Portfolio Trust, the Trustees approved a new subadvisory agreement for separate investment funds, one within each of the Funds, consisting of Strategic Partners Small Capitalization Growth Fund, and Target Small Capitalization Growth Portfolio, respectively. The parties to the subadvisory agreement are Prudential Investments LLC (PI), the Trust's investment manager, and Westcap Investors LLC ("Westcap"), a new subadviser for the Funds. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

                                             By order of the Board,

                                             LORI E. BOSTROM
                                               SECRETARY

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
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                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
              STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
                           THE TARGET PORTFOLIO TRUST
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                              -------------------

                                 (800) 225-1852
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                              -------------------

                             INFORMATION STATEMENT
                                JANUARY 2, 2004
                              -------------------

    This information statement is being furnished to shareholders investing in Strategic Partners Small Capitalization Growth Fund and Target Small Capitalization Growth Portfolio (together, the Funds), which are separate investment funds of Strategic Partners Style Specific Funds and The Target Portfolio Trust (the Trusts), in lieu of a proxy statement, under the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the Trusts' manager to hire new unaffiliated subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

    The Trusts are management investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and are both organized as Delaware statutory trusts. The Trusts' Trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

    We are providing shareholders investing in the Funds as of July 18, 2003 with this information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated July 24, 2003 between Prudential Investments LLC (PI) and Westcap Investors, LLC (Westcap) with respect to a portion of the assets of each Fund (the Subadvisory Agreement), a copy of which is attached as Exhibit A. Each Fund has multiple subadvisers, and Westcap replaced Sawgrass Asset Management, L.L.C. (Sawgrass), which had served as one of the subadvisers to the Funds since 1998. The subadvisory agreement between PI and Sawgrass terminated effective at the close of business on July 23, 2003, at which time Westcap assumed responsibility for managing the assets of the Funds previously managed by Sawgrass. The previous subadvisory agreement between PI and Sawgrass was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on May 28, 2003.

    Each Fund will pay for the costs associated with preparing and distributing this information statement to its respective shareholders. This information statement will be mailed on or about January 4, 2004.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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THE MANAGER

    PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as manager to Strategic Partners Style Specific Funds under a management agreement dated as of August 25, 1999. PI serves as manager to The Target Portfolio Trust under a management agreement dated as of November 9, 1992. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $108 billion. Information concerning each Trust's current management arrangements can be found in Exhibit B. Information concerning officers of each Trust is set forth in Exhibit C.

SHAREHOLDER REPORTS

    Each Trust's annual report for its most recent fiscal year ended has been sent to its shareholders. EACH TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED WITHOUT CHARGE BY WRITING THE TRUST AT GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102 OR BY CALLING (800) 225-1852 (TOLL FREE).

NEW SUBADVISORY AGREEMENT

    On May 28, 2003, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreement and the selection by PI of Westcap to replace Sawgrass, as a subadviser to a portion of each Fund's assets. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreement between PI and Sawgrass. The Trustees decided to appoint Westcap as one of the Funds' subadvisers after PI informed the Board that it no longer wished to retain Sawgrass to provide investment advisory services to the Funds and notified Sawgrass of its intention to terminate its subadvisory agreement for business reasons, as described below.

    For the fiscal year ended July 31, 2003, Sawgrass received $44,478 and for the fiscal year ended December 31, 2002, $247,648 for managing its portion of the Strategic Partners Small Cap Growth Fund, and Target Small Cap Growth Portfolio, respectively.

    The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with Sawgrass. See "Terms of Subadvisory Agreement" below for a description of the new agreement. Westcap renders investment advice to the Funds in accordance with the investment objectives and policies of the Funds as established by the Trusts, and also makes investment decisions to purchase and sell securities on behalf of the Funds, subject to the supervision of PI.

    Section 15 of the Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds, including the Funds, without receiving prior shareholder approval.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT

    At a regular in-person meeting of the Boards at which a majority of the Trustees were in attendance (including a majority of the Independent Trustees), the Board of Trustees for both Funds considered and unanimously approved the Subadvisory Agreement. In considering the approval of the Subadvisory Agreement, the Trustees, including the Independent Trustees, considered whether the approval of the Subadvisory Agreement was in the best interests of the Funds. Before approving the new subadvisory

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agreement between PI and Westcap, the Trustees reviewed performance, compliance and organizational materials regarding Westcap, and representatives of both Westcap and PI made formal presentations to the Trustees at their May 28, 2003 meeting.

    At the meeting, PI advised the Trustees that following a research screening process intended to identify potential advisers, it had recommended that the Trustees approve a new subadvisory agreement with Westcap to manage a portion of the Funds' assets. Among the factors considered by the Trustees in approving the selection of Westcap were the following:

    - The investment approach followed by Westcap would complement the approach of the other subadviser to each Fund, and would provide greater consistency in the Funds' investment style.

    - Westcap has provided consistent performance over time, and has outperformed other investment advisers specializing in small cap growth stocks.

    - Westcap's fund management team has considerable experience in investing in small cap growth stocks, using a "top down" view of large-scale economic themes, and a "bottom up" method of identifying individual stocks.

    - Westcap typically maintains a portfolio of 50 to 70 stocks in seeking to maximize returns.

    The Trustees discussed and reviewed the terms of the Subadvisory Agreement. The material terms of the Subadvisory Agreements are substantially the same as those in the prior subadvisory agreements in effect with Sawgrass. The subadvisory fees to be paid to Westcap would be higher than the fees formerly paid to Sawgrass. The Funds' shareholders do not bear this extra cost.

    Based upon their review, the Trustees concluded that the Subadvisory Agreement with Westcap would be in the best interests of the Funds and their shareholders. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the new Subadvisory Agreement.

INFORMATION CONCERNING WESTCAP

    Westcap, a registered investment adviser, is a privately held firm that has served as investment adviser for institutional accounts, including mutual funds, since 1992. Westcap, located at 11111 Santa Monica Boulevard, Los Angeles, California 90025, had approximately $1.6 billion of assets under management as of June 30, 2003.

    Exhibit D contains information about Westcap, including information about the principal executive officers and directors of Westcap. Although Westcap has previously served as a subadviser to a mutual fund, it is not currently acting as investment adviser or subadviser for any other registered mutual fund.

TERMS OF SUBADVISORY AGREEMENT

    The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

    Under the Subadvisory Agreement, Westcap is compensated by PI on behalf of each Fund at an annual rate of 0.50 of 1% of the portion of each Fund's average daily net assets managed by Westcap. These fees are not paid by the respective Funds, but are paid out of the advisory fees paid by each Fund to PI. The Subadvisory Agreement provides that, subject to PI's and the Trustees' supervision, Westcap is responsible for managing the investment operations of its segment of the Funds and for making investment decisions and placing orders to purchase and sell securities for those portions of the Funds, all in accordance with the investment objectives and policies of the Funds as reflected in their current prospectuses and statements of additional information, and as adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Westcap also maintains all books

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and records relating to the transactions it executes, and renders to the
Trustees such periodic and special reports as the Board of Trustees may reasonably request.

    The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of each Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time with respect to a Fund without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PI, and (3) the Subadvisory Agreement may be terminated with respect to a Fund at any time by Westcap or PI on not more than 60 days' written notice to the other party to the Subadvisory Agreement.

    The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Westcap will not be liable for any act or omission in connection with its activities as subadviser to the Trust.

SHAREHOLDER PROPOSALS

    As Delaware statutory trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

/s/ Lori E. Bostrom

Lori E. Bostrom
SECRETARY

Dated: January 2, 2004

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                                                                       EXHIBIT A

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
              STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND
                           THE TARGET PORTFOLIO TRUST
                     SMALL CAPITALIZATION GROWTH PORTFOLIO

                             SUBADVISORY AGREEMENT

    Agreement made as of this 24th day of July, 2003 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Westcap Investors, LLC (Westcap or the Subadviser),

    WHEREAS, the Manager has entered into separate Management Agreements (each, a Management Agreement) (i) dated August 25, 1999, with Strategic Partners Style Specific Funds and (ii) dated November 9, 1992, with The Target Portfolio Trust (together with Strategic Partners Style Specific Funds, the Trusts). Each Trust is a Delaware statutory trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940
Act). Under each Management Agreement, PI acts as Manager of the Trusts; and

    WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to each Trust and one or more of each Trust's respective series as specified in Schedule A hereto (individually and collectively, with the Trusts, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:

        1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time and delivered to the subadviser by the manager, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund (the Fund Documents) and with the written instructions and directions of the Manager and of the Board of Trustees of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of it by the Securities and Exchange Commission. The Manager shall provide Subadviser timely with copies of any updated Fund documents.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser), to carry out the policy with respect to brokerage as set forth in the Fund's

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           Prospectus or as the Board of Trustees may direct from time to time.
           In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser (s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28 (e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or its affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

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               (vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other Subadviser to the Fund with respect to transactions in securities for the Fund's portfolio or any other transactions of Fund assets.

           (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

           (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder requested by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

           (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

           (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

           (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

        2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund that affect the duties of the Subadviser).

        3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a monthly fee determined as provided in Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

        4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights

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    the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities law. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

        5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on 60 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

    Any notice or other communication required to be given pursuant to Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention:
    Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 11111 Santa Monica Boulevard, Los Angeles, California 90025.

        6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

        9.  This Agreement shall be governed by the laws of the State of New
    York.

        10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS LLC

                                          BY: /s/   ROBERT F. GUNIA
                                          --------------------------------------
                                             Name: Robert F. Gunia
                                              Title:  Executive Vice President

                                          WESTCAP INVESTORS, LLC

                                          BY: /s/   GLENN C. WEIRICK
                                          --------------------------------------
                                             Name: Glenn C. Weirick
                                              Title:  President

                                   SCHEDULE A

    As compensation for services provided by Westcap Investors, LLC, Prudential Investments LLC (PI) will pay Westcap Investors, LLC (Westcap) a fee equal, on an annualized basis, pursuant to the following schedule:

                                                                        ANNUAL FEE
FUND/SERIES:                                        (AS A % OF AVERAGE NET ASSETS MANAGED BY WESTCAP):
------------                                        --------------------------------------------------
Strategic Partners Style Specific Funds ..........                                     0.50%
  Strategic Partners Small Capitalization
  Growth Fund

The Target Portfolio Trust .......................                                     0.50%
  Small Capitalization Growth Portfolio

Dated as of July 24, 2003.

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUST

THE MANAGER

    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as each Trust's Manager under a management agreement (the Management Agreements) dated as of August 25, 1999 with respect to Strategic Partners Style Specific Funds, and November 9, 1992 with respect to The Target Portfolio Trust and renewed thereafter as required by the Investment Company Act.

    Each Management Agreement was last approved by the Trustees of the Trusts, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 28, 2003. The Management Agreements were approved by shareholders on August 25, 1999 with respect to Strategic Partners Style Specific Funds, and November 9, 1992 with respect to The Target Portfolio Trust.

TERMS OF THE MANAGEMENT AGREEMENTS

    Pursuant to the Management Agreements for the Trusts, PI is subject to the supervision of the Trustees and, in conformity with the stated policies of each Trust, manages both the investment operations of the Trusts, and the composition of the investment portfolios of the Trusts' Funds, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trusts and each Fund thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

    The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of each Trust. PI also administers each Trust's business affairs and, in connection therewith, furnishes the Trusts with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Bank of New York, the Trusts' custodian, and Prudential Mutual Fund Services LLC (PMFS), the Trusts' transfer and dividend disbursing agent. The management services of PI for the Trusts are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

    PI has authorized any of its directors, officers and employees who have been elected as Trustees or officers of one or both of the Trusts to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreements may be furnished by any such directors, officers or employees of PI.

    In connection with its management of the business affairs of the Trusts, PI bears the following expenses:

        (a) the salaries and expenses of all of its and each Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of PI a subadviser for a Trust;

        (b) all expenses incurred by PI or by a Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

        (c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

    For its services, PI is compensated by the Trusts at the annual rate of .70% and .60%, respectively, of the average daily net assets of the Strategic Partners Small Cap Growth Fund and Target Small Cap Growth Portfolio.

    Under the terms of the Management Agreements, each Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Trustees who are not affiliated persons of the Manager or a subadviser for a Trust, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

    Each Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by a Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. Each Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the affected party.

INFORMATION ABOUT PI

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

    PI acts as manager for the following investment companies, in addition to the Trusts:

    Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield
Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Large-Cap Core Equity Fund, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth
Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11.

PI'S DIRECTORS AND OFFICERS

    The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                  POSITION WITH PI                                 PRINCIPAL OCCUPATIONS
----                                  ----------------                                 ---------------------
Robert F. Gunia.........  Executive Vice President and Chief        Executive Vice President & Chief Administrative Officer, PI;
                            Administrative Officer                    Vice President, Prudential; President, Prudential
                                                                      Investment Management Services LLC (PIMS); Executive Vice
                                                                      President, Chief Administrative Officer and Director of
                                                                      America Skandia Investment Services, Inc.; Executive Vice
                                                                      President and Director of American Skandia Fund
                                                                      Services, Inc.; Executive Vice President, Chief
                                                                      Administrative Officer and Director of American Skandia
                                                                      Advisory Services, Inc.
William V. Healey.......  Executive Vice President, Chief Legal     Executive Vice President, Chief Legal Officer, PI; Vice
                            Officer                                   President and Associate General Counsel, Prudential;
                                                                      Senior Vice President, Chief Legal Officer and Secretary,
                                                                      PIMS; Executive Vice President and Chief Legal Officer of
                                                                      American Skandia Investment Services, Inc,; Executive Vice
                                                                      President and Chief Legal Officer of American Skandia Fund
                                                                      Services, Inc.; Executive Vice President and Chief Legal
                                                                      Officer of American Skandia Advisory Services, Inc.
Keitha L. Kinne.........  Executive Vice President                  Executive Vice President, PI; Executive Vice President and
                                                                      Director of American Skandia Investment Services, Inc. and
                                                                      Executive Vice President and Director of American Skandia
                                                                      Advisory Services, Inc.
Kevin B. Osborn.........  Executive Vice President                  Executive Vice President, PI; Executive Vice President and
                                                                      Director of American Skandia Investment Services, Inc. and
                                                                      Executive Vice President and Director of American Skandia
                                                                      Advisory Services, Inc.
Stephen Pelletier.......  Executive Vice President                  Executive Vice President, PI
Judy A. Rice............  Officer in Charge, President, Chief       Officer-in-Charge, President, Chief Executive Officer and
                            Executive Officer and Chief Operating     Chief Operating Officer; Officer-in-Charge, Director,
                            Officer                                   President, Chief Executive Officer and Chief Operating
                                                                      Officer of American Skandia Investment Services, Inc.,
                                                                      Officer-in-Charge, Director, President and Chief Executive
                                                                      Officer of American Skandia Fund Services, Inc.;
                                                                      Officer-in-Charge, Director, President, Chief Executive
                                                                      Officer and Chief Operating Officer of American Skandia
                                                                      Advisory Services, Inc.
Philip N. Russo.........  Executive Vice President, Chief           Executive Vice President, Chief Executive Officer and
                            Financial Officer and Treasurer           Treasurer, PI; Director of Jennison Associates LLC;
                                                                      Executive Vice President and Director of American Skandia
                                                                      Investment Services, Inc. and Executive Vice President and
                                                                      Director of American Skandia Advisory Services, Inc.
Lynn M. Waldvogel.......  Executive Vice President                  Executive Vice President, PI; Chief Financial Officer and
                                                                      Director of American Skandia Fund Services, Inc.;
                                                                      Executive Vice President, Chief Financial Officer and
                                                                      Director of American Skandia Advisory Services, Inc.

THE DISTRIBUTOR AND TRANSFER AGENT

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of each Trust under separate distribution agreements with the Trusts. PIMS is a subsidiary of Prudential. Pursuant to separate distribution and service plans (the Plans) adopted under Rule 12b-1 under the 1940 Act, the Strategic Partners Small Cap Growth Fund bears the expense of distribution and service fees paid to PIMS with respect to its Class A, Class B and Class C shares. The Target Small Capitalization Growth Portfolio does not bear any Rule 12b-1 fees. For the fiscal year ended July 31, 2003, PIMS received distribution and servicing fees from the Strategic Partners Small Cap Growth Fund as listed below:

                                 CLASS A     CLASS B     CLASS C      TOTAL
                                 -------     -------     -------      -----
Small Cap Growth Fund.........    $9,478     $56,742     $59,816    $126,036

    For the fiscal year ended July 31, 2003, PIMS has advised Strategic Partners Style Specific Funds of its receipt of front-end sales charges from the Strategic Partners Small Cap Growth Fund as listed below:

                                           CLASS A     CLASS C
                                           -------     -------
Small Cap Growth Fund...................    $8,200     $11,600

    From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has also advised Strategic Partners Style Specific Funds that for the fiscal year ended July 31, 2003, it received contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Fund as listed below:

                                           CLASS B     CLASS C
                                           -------     -------
Small Cap Growth Fund...................   $19,700      $5,400

    The Target Small Capitalization Growth Portfolio offers a single class of shares that is not subject to any initial or contingent deferred sales charges.

    Each Trust's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. For the fiscal year ended
July 31, 2003, PMFS received fees of $50,500 for its services in connection with the Strategic Partners Small Cap Growth Fund. as listed below:

    For the fiscal year ended December 31, 2002, PMFS received fees of $178,500 for its services in connection with the Target Small Capitalization Growth Portfolio as listed below:

BROKERAGE

    During the fiscal year ended July 31, 2003, the Strategic Partners Small Cap Growth Fund paid commissions, including the commissions paid to Wachovia Securities LLC or an affiliated broker dealer, as follows:

                                                                                           PERCENTAGE OF DOLLAR
                                                                     PERCENTAGE OF         AMOUNT OF PORTFOLIO
                                   TOTAL        COMMISSIONS         TOTAL BROKERAGE     TRANSACTIONS INVOLVING THE
                                 BROKERAGE        PAID TO          COMMISSIONS PAID       PAYMENT OF COMMISSIONS
FUND NAME                       COMMISSIONS  AFFILIATED BROKERS  TO AFFILIATED BROKERS    TO AFFILIATED BROKERS
---------                       -----------  ------------------  ---------------------    ---------------------
Small Cap Growth Fund.........    $98,142           $15                       .02%                       .02%

    During the fiscal year ended December 31, 2002, the Target Small Capitalization Growth Portfolio paid commissions by the Trust, including the commissions paid to Wachovia Securities LLC or an affiliated broker dealer, as follows:

                                                                                           PERCENTAGE OF DOLLAR
                                                                     PERCENTAGE OF         AMOUNT OF PORTFOLIO
                                   TOTAL        COMMISSIONS         TOTAL BROKERAGE     TRANSACTIONS INVOLVING THE
                                 BROKERAGE        PAID TO          COMMISSIONS PAID       PAYMENT OF COMMISSIONS
FUND NAME                       COMMISSIONS  AFFILIATED BROKERS  TO AFFILIATED BROKERS    TO AFFILIATED BROKERS
---------                       -----------  ------------------  ---------------------    ---------------------
Target Small Capitalization
  Growth Portfolio............   $519,162         $15,811                     3.0%                       4.3%

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME (AGE)                       OFFICE(S) WITH EACH TRUST                             PRINCIPAL OCCUPATIONS
----------                       -------------------------                             ---------------------
Lori E. Bostrom (41)....  Secretary                                 Vice President and Corporate Counsel (since October 2002) of
                                                                      Prudential; Vice President and Assistant Secretary (since
                                                                      May 2003) of American Skandia Investment Services, Inc.;
                                                                      formerly, various positions to Senior Counsel of The
                                                                      Guardian Life Insurance Company of America (February
                                                                      1996-October 2002).
Marguerite E.H. Morrison  Chief Legal Officer and Assistant         Vice President and Chief Legal Officer-Mutual Funds and Unit
  (47)..................    Secretary                                 Investment Trusts (since August 2000) of Prudential;
                                                                      Senior Vice President and Secretary (since April 2003) of
                                                                      PI; Senior Vice President and Secretary (since May 2003)
                                                                      of American Skandia Investment Services, Inc., American
                                                                      Skandia Advisory Services, Inc., and American Skandia Fund
                                                                      Services, Inc.; Vice President and Assistant Secretary of
                                                                      PIMS (since October 2001), previously Senior Vice
                                                                      President and Assistant Secretary (February 2001-April
                                                                      2003) of PI, Vice President and Associate General Counsel
                                                                      (December 1996-February 2001) of PI and Vice President and
                                                                      Associate General Counsel (September 1987-September 1996)
                                                                      of Prudential Securities Incorporated.
Maryanne Ryan (38)......  Anti-Money Laundering Compliance Officer  Vice President, Prudential (since November 1998); First Vice
                                                                      President of Prudential Securities (March 1997-May 1998);
                                                                      Anti-Money Laundering Officer of American Skandia
                                                                      Investment Services, Inc., American Skandia Advisory
                                                                      Services, Inc. and American Skandia Marketing, Inc.
Grace C. Torres (44)....  Treasurer and Principal Financial and     Senior Vice President (since January 2000) of PI; Senior
                            Accounting Officer                        Vice President and Assistant Treasurer (since May 2003) of
                                                                      American Skandia Investment Services, Inc. and American
                                                                      Skandia Advisory Services, Inc.; Formerly First Vice
                                                                      President (December 1996-January 2000) of PI and First
                                                                      Vice President (March 1993-1999) of Prudential Securities
                                                                      Incorporated.
Judy A. Rice (55).......  President and Trustee                     President, Chief Executive Officer, Chief Operating Officer
                                                                      and Officer-in-Charge (since 2003) of Prudential
                                                                      Investments LLC (PI); Director, Officer-in-Charge,
                                                                      President, Chief Executive Officer and Chief Operating
                                                                      Officer (since May 2003) of American Skandia Advisory
                                                                      Services, Inc.; Director, Officer-in-Charge, President,
                                                                      Chief Executive Officer and Chief Operating Officer (since
                                                                      May 2003) of American Skandia Investment Services, Inc.;
                                                                      Director, Officer-in-Charge, President, Chief Executive
                                                                      Officer (since May 2003) of American Skandia Fund
                                                                      Services, Inc.; formerly various positions to Senior Vice
                                                                      President (1992-1999) of Prudential Securities
                                                                      Incorporated; and various positions to Managing Director
                                                                      (1975-1992) of Salomon Smith Barney; Member of Board of
                                                                      Governors of the Money Management Institute.

NAME (AGE)                        OFFICE(S) WITH THE FUND                              PRINCIPAL OCCUPATIONS
----------                        -----------------------                              ---------------------
Robert F. Gunia (57)....  Vice President and Trustee                Executive Vice President and Chief Administrative Officer
                                                                      (since June 1999) of PI; Executive Vice President and
                                                                      Treasurer (since January 1996) of PI; President (since
                                                                      April 1999) of Prudential Investment Management Services
                                                                      LLC (PIMS); Corporate Vice President (since September
                                                                      1997) of The Prudential Insurance Company of America;
                                                                      Director, Executive Vice President and Chief
                                                                      Administrative Officer (since May 2003) of American
                                                                      Skandia Investment Services, Inc.; American Skandia
                                                                      Advisory Services, Inc.; American Skandia Fund Services,
                                                                      Inc., formerly Senior Vice President (March 1987-May 1999)
                                                                      of Prudential Securities Incorporated;

                                                                       EXHIBIT D

                 OTHER FUNDS MANAGED BY WESTCAP INVESTORS, LLC

    Although it has done so in the past, Westcap currently does not act as investment adviser or subadviser for any other registered investment company fund.

                      MANAGEMENT OF WESTCAP INVESTORS, LLC

    The table below lists the name, address, position with Westcap and principal occupation of the principal executive officers and directors of Westcap. Each person has been employed by Westcap since its inception in 1992.

                                                                  POSITION WITH WESTCAP
NAME AND ADDRESS                                                 AND PRINCIPAL OCCUPATION
----------------                                                 ------------------------
Glenn Weirick ....................................  JOB DESCRIPTION: President and Chief Investment
11111 Santa Monica Blvd.                            Officer, Chairman of the Investment Policy
Suite 820                                           Committee, Chief Strategist, and Portfolio
Los Angeles, CA 90025                               Manager. Research Generalist with areas of
                                                    research emphasis in Consumer Staples, Capital
                                                    Goods, Basic Industries, and Credit Sensitive.

                                                    BIO: Glenn C. Weirick is Co-Founder of Westcap
                                                    Investors. Prior to Westcap, Mr. Weirick was Co-
                                                    Founder of Trust Company of the West where he
                                                    remained for over 20 years and served as Chairman
                                                    of the Equity Policy Committee, Director of
                                                    Research and Managing Director of Equities and
                                                    Convertible Securities. Mr. Weirick also served
                                                    as Chief Investment Officer of Shareholders
                                                    Management Company and President of the Harbor
                                                    Fund. Earlier in his career he was a Senior
                                                    Analyst and Portfolio Manager for Occidental Life
                                                    Insurance Company of California. He currently
                                                    serves on the Boards of the John Tracy Clinic and
                                                    California-Pacific United Methodist Foundation.

Geoff Edelstein ..................................  JOB DESCRIPTION: Managing Director, Portfolio
11111 Santa Monica Blvd.                            Manager, In-House Legal, Chief Operating Officer
Suite 820                                           and Chief Compliance Officer. Areas of research
Los Angeles, CA 90025                               specialty include Beverages/Brewing,
                                                    Cosmetics/Household Products, Leisure, Media,
                                                    Grocery, Toys, and Pollution Control.

                                                    BIO: Geoffrey I. Edelstein, CFA, CIC is Co-
                                                    Founder of Westcap Investors. Prior to Westcap,
                                                    Mr. Edelstein practiced Corporate and Real Estate
                                                    Law at Rudnick and Wolfe, Chicago, IL, from
                                                    1988-1991. Member, AIMR Blue Ribbon Task Force on
                                                    Soft Dollars, 1997. Currently, Chairman of the
                                                    Board of Directors of the Hollygrove Home for
                                                    Children.

                                                                  POSITION WITH WESTCAP
NAME AND ADDRESS                                                 AND PRINCIPAL OCCUPATION
----------------                                                 ------------------------
Brad Slocum ......................................  JOB DESCRIPTION: Managing Director, Director of
11111 Santa Monica Blvd.                            Client Service and Fixed Income Portfolio Manager.
Suite 820
Los Angeles, CA 90025

                                                    BIO: Bradley G. Slocum is Co-Founder of Westcap
                                                    Investors. Prior to Westcap, Mr. Slocum was a
                                                    Director for 4 years at Transamerica Pension and
                                                    Investment Services. Prior to Transamerica,
                                                    Mr. Slocum spent 2 years as Vice President of
                                                    Dreyfus Institutional Services Corporation, and 5
                                                    years as an Account Executive and Analyst with SEI
                                                    Corporation. Mr. Slocum is currently Chairman of
                                                    the Board of Governors for the Hollygrove Home for
                                                    Children.

Greg Weirick .....................................  JOB DESCRIPTION: Managing Director, Director of
11111 Santa Monica Blvd.                            Research, and lead Small Cap Growth Equity
Suite 820                                           Portfolio Manager. Areas of research specialty
Los Angeles, CA 90025                               include Healthcare, Photography, Lodging,
                                                    Restaurant, Automobiles, Furniture, Apparel,
                                                    Conglomerates, Electronic Equipment,
                                                    Machinery/Infrastructure, Information-Processing,
                                                    Metals, Energy/Oil, Utilities, and
                                                    Telecommunications.

                                                    BIO: Gregory S. Weirick is Co-Founder of Westcap
                                                    Investors. Prior to Westcap, Mr. Weirick was
                                                    Founder & President of GSW Capital Management.
                                                    Prior to GSW Capital Management, Mr. Weirick was a
                                                    Security Analyst at Trust Company of the West.

                                                                       EXHIBIT E

        SHAREHOLDER INFORMATION--STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

    As of [December 12], 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Strategic Partners Small Cap Growth Fund.

    As of [December 12], 2003, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of beneficial interest of the Fund were as follows:

                             SMALL CAP GROWTH FUND

NAME                                            ADDRESS                CLASS                SHARES/%
----                                            -------                -----                --------
Prudential Retirement Services .........  PO Box 5310                    A                   72,580/10.98%
As Nominee for TTEE Cust 79013            Scranton PA 18505
Tri State Orthopedics 401K

Prudential Retirement Services .........  PO Box 5310                    A                   73,449/11.11%
As Nominee for TTEE Cust PI 107009        Scranton PA 18505
NPK Construction Equp Inc 401K

    As of [December 12], 2003, Wachovia Securities LLC (Wachovia Securities) was record holder for other beneficial owners of the following shares of beneficial interest outstanding and entitled to vote in Strategic Partners Small Cap Growth
Fund:

SHARE CLASS                                         SHARES/% OF CLASS
-----------                                         -----------------
Class A...........................................    511,674/77.46%
Class B...........................................    675,320/63.02%
Class C...........................................  1,033,158/85.36%

    In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.
                              -------------------

              SHAREHOLDER INFORMATION--THE TARGET PORTFOLIO TRUST

    As of December 12, 2003, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of the Target Small Capitalization Growth Portfolio, and there were no owners, directly or indirectly, of more than 5% of the outstanding shares of beneficial interest of the Portfolio.

    As of December 12, 2003, Wachovia Securities was record holder for other beneficial owners of 14,710,942 (99.86%) shares of beneficial interest outstanding and entitled to vote in the Target Small Capitalization Growth Portfolio.

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